SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2019

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (203) 299-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock, par value $0.008 per share	BKNG	The NASDAQ Global Select Market
0.800% Senior Notes Due 2022	BKNG 22A	New York Stock Exchange
2.150% Senior Notes Due 2022	BKNG 22	New York Stock Exchange
2.375% Senior Notes Due 2024	BKNG 24	New York Stock Exchange
1.800% Senior Notes Due 2027	BKNG 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2019, Booking Holdings Inc. (the "Company") announced that Ms. Gillian Tans has been appointed to the role of Chairwoman of Booking.com and that Mr. Glenn Fogel will become Chief Executive Officer of Booking.com in addition to continuing as Chief Executive Officer of the Company. A copy of the press release with this announcement is furnished with this Current Report as Exhibit 99.1. Booking.com and Ms. Tans have entered into a Transition Agreement pursuant to which Ms. Tans will continue as an employee of Booking.com and serve as Chairwoman until June 30, 2020. Ms. Tans will be paid a salary and receive a restricted stock unit award in connection with her role as Chairwoman. In addition, she will continue to vest in her outstanding equity awards during her service as Chairwoman, and she will be entitled to a payment of approximately €1,188,000 at the end of her term. Ms. Tans will also receive a bonus for 2019 related to her service as Booking.com's Chief Executive Officer. The foregoing description of the Transition Agreement and the terms of Ms. Tans employment as Chairwoman is a summary only, and is qualified in its entirety by reference to the Transition Agreement, which is attached hereto as Exhibit 99.2 and incorporated herein in its entirety by reference.

Item 9.01.           Financial Statements and Exhibits

(d)    Exhibits

The information in Exhibit 99.1 shall not be treated as "filed" for purposes of the Exchange Act.

Exhibit No.	Description
99.1	Press Release, dated June 26, 2019.
99.2	Transition Agreement with Gillian Tans dated June 26, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President and General Counsel

Date:  June 28, 2019

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated June 26, 2019.
99.2	Transition Agreement with Gillian Tans dated June 26, 2019.